Deed of Settlement




Sapphire Developments Limited p/k/a Sapphire Indigo

Global Realty Development, Corp.

Austrilian Agricultural and Property Mangagement Limited (ACN 078 564 799)


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Contents

1. Defined meanings...........................................................2

2. Acknowledgement of Debt....................................................2

3. Payment of Global of the Settlement Sum....................................3

4. Authority to Pay...........................................................3

5. Exchange Rate..............................................................4

6. Return by Sapphire of shares held in escrow................................4

7. Release....................................................................4

8. General provisions.........................................................5

9. Definitions and interpretation.............................................6


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Deed of Settlement

Dated Deceember 2006 Parties

1. Sapphire Developments Limited p/k/a Sapphire Indigo of 60 Market Square, Belize City, Belize and C/o Level 25, 600 Bourke Street, Melbourne, Australia 3000 (Sapphire).

2 Global Realty Development, Corp C/o Nationwide Information Services Inc. its registered agent of 3500 S. Dupont Highway, Dover, Delaware, United States of America (Global).

3. Australian Agricultural and Property Management Limited (ACN 078 564 799) of 159 Union Road, Surrey Hills, Victoria, 3127 (AAPM).


Background

a. Sapphire and Global are parties to a Promissory Note, an Escrow Agreement and a Security Agreement entered into in or about October and November 2005.

b. Global allegedly defaulted on the Promissory Note and breached the Escrow Agreement and Security Agreement.

c. On or about 26 January 2006 Sapphire commenced a proceeding in the Federal District Court, Southern District Court of New York (the "New York Court"), United States of America against Global for, inter alia, recovery of the amount owed as a result of the alleged default in repayment of the Promissory Note (the "New York Proceeding").

d. On or about 12 April 2006 and 7 April 2006 Sapphire and Global agreed to compromise the New York Proceeding by entering into a Settlement Agreement and Stipulation respectively.

e. Global provided or caused to be provided to Sapphire Stock for the purposes of better securing the debt owed by it to Sapphire such Stock being held by Sapphire by escrow agent

f. On 10 May 2006 the honorable George Daniels, USDJ made orders in the New York Proceeding:

     o    entitling sapphire to judgement;

     o    Directing the Clerk of Court to immediately enter Judgment;

     o Entitling Sapphire to immediately register the judgeent against Global in any foreign jurisdiction. (the "New York Order"):

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g.   On 11 May  2006  pursuant  to the New York  Order a  consent  judgment  was
     entered   against   Global   in  the  New  York   Court   for  the  sum  of
     $US2,401,937.69. (the "New York Judgment")

h.   Global has not paid  Sapphire the sum pursuant to the New York Judgement.

i.   Sapphire has not released to Global the Stock;

j. Global does not dispute that the amount as detailed in the New York Judgement is owed to Sapphire.

k. Sapphire commenced proceedings in proceeding numbered 7728 of 2006 against Global in the Supreme Court of Victoria (the "Victorian Court") seeking to recover the amount awarded in the New York Judgement.(the "Victorian Proceeding").

l. Sapphire obtained leave of the Victorian Court to proceed against Global on 25 October 2006.

m. Sapphire obtained judgment in default of appearance against Global on 22 November 2006 in the amounts of $US2, 401,937.69 on the claim, $US96,
     143.29 interest and costs to be taxed (the "Default Judgment").

n. Sapphire obtained a Freezing Order against Global and its Australian Subsidiaries on 7 December 2006 in respect of their assets in Australia and worldwide (the "Freezing Order").

o.   AAPM is selling the Property on the Settlement Date.

p. In order to avoid the trouble and expense of continued litigation, the parties have agreed to compromise the proceedings in the manner and on the terms set out in this Deed.

Operative Provisions

1.   Defined Meanings

     words used in this document and the rules of the interpretation that apply are set out and explained in the definitions and interpretation clause at the back of this document.

2.   Acknowledgement of Debt

2.1  Acknowledgement by Global

     Global acknowledges and admits that:

     (a) it owes Sapphire the amount of $US 2,498,080.98 pursuant to the Default Judgement (the "Debt"); and

     (b) it is liable to pay interest on the Debt in the Victorian Proceeding pursuant to the Supreme Court Act 1986 (Vic.) from 23 November 2006 until payment plus cost.

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3.   Payment by Global

3.1  Payment

     On Settlement Date, Global must pay Sapphire the Settlement Sum being S3,324,769.31.

3.2  Sale or the Property by AAPM

     In. satisfaction of the Settlement Sum owed to Sapphire by Global, AAPM agrees to do the following;

     (a)  to sell the Property on the Settlement Date;

     (b) execute an Irrevocable Authority to Pay in accordance with clause 4 of this Deed;

     (c) instruct its solicitors responsible for the sale of the Property to provide en Undertaking to Sapphire in accordance with clause 4 of this Deed;

     (d) provide the Settlement Sum on the Settlement Date by way of bank cheque to a representative of Sapphire's agents, Gadens Lawyers, Brisbane; and

     (e) charges the Property in favour of Sapphire to secure payment of the Settlement Sum to Sapphire.

3.3  Settlement Sum

     The parties agree that the Settlement Sum represents a settlement of the Debt, interest end costs owed by Global to Sapphire in relation to the New York Order, the New York Judgment, the New York proceeding,.. the Victorian Judgment and the Victorian Proceeding including any and all orders for costs whether fixed or reserved.

4.   Irrevocable Autiority to Pay and Undertaking

4.1  Irrevocable Authority to Pay

     Upon execution of this Deed and prior to the Settlement Date, AAPM will execute an Irrevocable Authority to Pay in favour of its solicitors responsible for the sale of to Property which is to include but not be limited to the following terms;

     (a) the Irrevocable Authority to Pay is irrevocable and an effective charge on the proceeds of the sale of the Property in favour of Sapphire to the extent of the Settiement Sum; and

     (b) the solicitors responsible for the sale of the Property on behalf of AAPM provide an Undertaking in accordance with clause 4.2 of this Deed.

     A copy of the irrevocable Authority to Pay is annexed to this Deed at Schedule A

4.2  Undertaking

     Upon execution of this Deed and prior to the Settlement Date, the solicitors responsible for the sale of the Property on behalf of AAPM shall provide an Undertaking to Sapphire that they shall comply with the irrevocable Authority given to them by AAPM.A copy of the Undertaking is annexed to this Deed at Schedule B.

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5.   Exchange Rate

     The parties agree that the exchange rate applicable to the conversion of the Debt to an Australian dollar figure for the purposes of this Deed is $US1 = AUD1.27319.

6.   Return of Stock to Global held in escrow

     Upon Global making payment of the Settlement Sum to Sapphire or its agent, Sapphire agrees to and shall provide all necessary authorities and do all things necessary for its escrow agent to release the Stock to Global or to any person or entity as directed by Global. Any proceedings arising from the default of Sapphire pursuant to this clause may be litigated in a Court of competent jurisdiction in the United States of America. Sapphire acknowledges that upon payment of the Settlement Sum it has no interest whether legal or equitable in the Stock.

     Sapphire warrants that it has not encumbered the Stock in any form or manner whatsoever.

7.   Release

     (a)  Upon  payment of the  Settlement  Sum,  Sapphire  and Global  agree to
          consent  to  the   following   orders  being  made  in  the  Victorian
          Proceeding:

          i    The judgment made on 22 November 2006 be set aside;

          ii. The Freezing Order made on 7 December 2006 and extended on 21 and 22 December 2006 be discharged;

          iii  The Victorians  Proceeding otherwise be dismissed;  and

          iv.  There been order as to costs.

     (b) Subject to payment of the Settlement Sum by Global to Sapphire, and apart from the rights and obligations of the parties pursuant to this Deed, each of the parties releases the other from any claims, demands or suits arising out of the claims the subject of or incidental to the New York Proceeding and/or the Victorian Proceeding.

     (c) Upon receipt of the Settlement Sum by Sapphire or Sapphire's agent, Sapphire consents to the setting aside of the New York Order and New York Judgment and otherwise the dismissal of the New York Proceeding. Sapphire agrees that it shall execute all documents and do all things reasonably required by Global to assist in the setting aside of the New York Order and New York Judgment. It shall otherwise be Global's responsibility to apply for and obtain the setting aside of the New York Order, the New York Judgment and the dismissal of the New York Proceedings.


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8.   General provisions

8.1  Assignment

     A party must not transfer any right or liability under this document without the prior written consent of each other party, except where this document provides otherwise.

8.2  Governing law and jurisdiction

     (a) Unless provided to the contrary this Deed is governed by and construed under the law in the State of Victoria.

     (b) Unless provided to the contrary any legal action in relation to this Deed against any party or its property may be brought in any court of competent jurisdiction in the State of Victoria.

     (c) Each party by execution of this Deed irrevocably generally and unconditionally submits to the non-exclusive jurisdiction of any court specified in this provision in relation to both itself and its property.

     (d) Global acknowledges that the law of the State of Victoria, Australia will prevail in the event that Global does not perform its obligations under this Deed and/or if for any reason Sapphire is required to seek further enforcement of the Settlement Sum against Global.

     (e) The parties acknowledge that any judgment in the State of Victoria, Australia that arises as a result of this Deed cart be immediately registered and enforced as a foreign judgement in any state or federal jurisdiction of the United States of America or any other country.

8.3  Amendments

     Any amendment to this Deed has no force or effect, unless effected by a document executed by the parties.

8.4  Third parties

     This Deed confers rights only upon a person expressed to be a party; and not upon any other person.

8.5  Continuing performance

     (a) The provisions of this Deed do not merge with any action performed or document executed by any party for the purposes of performance of this Deed.

     (b) Any representation in this Deed survives the execution of any document for the purposes of, and continues after, performance of this Deed.

     (c)  Any indemnity agreed by any party under this Deed.

          (i) constitutes a liability of that party separate and independent from any other liability of that party under this Deed or any other agreement; and


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          (ii) survives and continues after performance of this Deed.


8.6  Waivers

     Any failure by any party to exercise any right under this Deed does not operate as a waiver and the single or partial exercise of any right by that party does not preclude any other or further exercise of that or any other right by that party.

8.7  Remedies

     The rights of a party under this Deed are cumulative and not exclusive of any other rights provided by law.

8.8  Severability

     Any provision of this Deed which is invalid in any jurisdiction is invalid in that jurisdiction to that extent, without invalidating or affecting the remaining provisions of this Deed or the validity of that provision in any other jurisdiction.

8.9  Counterparts

     This Deed may be executed in any number of counterparts, all of which taken together are deemed to constitute one and the same Deed.

8.10 Giving Effect to this Deed

     The parties must do anything (including execute any document) and must ensure that their employees and agents do anything (including execute any document) that the other party may reasonably require to give effect to this Deed.

8.11 Operation of this Document

     This Deed contains the entire agreement between the parties about its subject matter. Any previous understanding, agreement, representation or warranty relating to that subject matter is replaced by this Deed and has no further effect.

     Any provision of this Deed which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this Deed enforceable, unless this would materially change the intended effect of this Deed.


9.   Definitions and interpretation

9.1  Definitions


     In this document unless the context otherwise requires:

     Australian Subsidiaries means

     o    Ausland Properties Pty Ltd (ACN 113 529 070)

     o    Victorian Land Development Pty Ltd. (ACN 097 161 343);


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     o    No. 2 Holdings Pty Ltd (ACN 081 548 254): and

     o    AAPM;

     Property means the land described as 37 and 49 Eggersdorf Road, Ormeau in the State of Queensland and more particularly as Lot 14 on RP0881215, Lot 410 on RP225462, Lot 13 on RP881214, County of Ward, Parish of Albert, Title Reference 50159951, 17537144 and 50026721;

     Settlement Date means 5 January 2007;

     Settlement Sum means the sum of AUD3,324,769-31 to be paid by Global to Sapphire in accordance with the terms of this Deed;

     Stock means 2,254,087 ordinary common stock in Global Realty Development, Corp


9.2  Interpretation

     In this  Deed  unless  the  context  otherwise  requires:

     (a)  clause and subclause headings are for reference purposes only;

     (b)  the singular includes the plural and vice versa;

     (c)  words denoting any gender include all genders;

     (d) reference to a person includes any other entity recognised by law and vice versa;

     (e) where a word or phrase is defined its other grammatical forms have a corresponding meaning;

     (f) any reference to a party to this document includes its successors and permitted assigns;

     (g) any reference to any agreement or document includes that agreement or document as amended at any time;

     (h) the use of the word includes or including is not to be taken as limiting the meaning all of the words preceding it;

     (i) the expression at any time includes reference to past, present and future time and the performance of any action from time to time;

     (j) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

     (k) an agreement, representation or warranty on the part of two or more persons is for the benefit of them jointly and severally;

Executed as a Deed.

Executed by Sapphire Developments
Limited  p/k/a  Sapphire Indigo by its
authorised representative;                           SIMON ANTONY THEODORE
                                               of 600 Bourke Street Melbourne an
/s/ Simon Anthony Theodore                       Australian Legal Practitioner
--------------------------------------            within the meaning of the
Signature of Authorised Representative             Land Profession Act 2004



Executed by Global Realty Development,
Corp by its authorised representative:


/s/ Roger Davis
----------------------------
Signature of Director

ROGER DAVIS
Name of Director
(Block Letters)


Executed by Australian  Agricultural  and
Property  Management  Limited (ACN 078
564799) in accordance with section 127 (1) of the Corporations Act 2001 in the presence of:


/s/ Roger Davis
------------------------
Signature of Sole Director and Sole Secretary


Roger Davis
Name of Sole Director and Sole Secretary
(Block Letters)

                                   SCHEDULE A
                          IlREVOCABLE AUTHORITY TO PAY

     To:  Woods Hatcher Solicitors & Attorneys
          29 Greenworld Parkway
          COOMERA QLD 4210


     Australian Agricultural and Property Management Ltd (ACN 078 564 799) of 159 Union Road Surrey Hills, Victoria 3127 (Company) irrevocably and unconditionally authorise you to act as the Company's solicitor in connection with the sale of the property described as 37 and 49 Eggersdorf Road Ormeau, Queensland to Walker Corporation Pty Ltd for the sum of $10,500,000 plus GST and upon completion of that Sale on or about 5 January 2007 to apply the proceeds of sale in the priority as follows:

     a) First, to RMBL Investments Ltd (ACN 004 493 789) such that is required to discharge the existing mortgages numbered 707741895 and 708072711.

     b)   Secondly, the sum of $3,500,000 to Gadens Lawyers Trust Account; and

     c) Thirdly, after due and proper payment of the amounts referred to in paragraphs (a) and (b) above, to the Company or as it directs.

     The Company further acknowledges that:

     o you may act on this Irrevocable without any further enquiry of the Company; and

     o the instructions in this Irrevocable Authority to Pay are irrevocable and cannot be varied or revoked.

      Dated the       December 2006

     EXECUTED by
     AUSTRALIAN AGRICULTURAL AND
     PROPERTY MANAGEMENT LTD
     ACN 078 564 799
     in accordance  with section 127(1)
     of the  Corporations  Act 2001 in
     the presence of:


     _______________________________
     Sole Director & Sole Secretary

     _______________________________
     Print name

                                   SCHEDULE B

                                  UNDERTAKING


     To:  Sapphire  Developments Limited pka
          Sapphire Indigo of 60 Market Square
          Belize  City,  Belize and
          c/o Level 25, 600  Bourke  Street
          Melbourne Australia 3000



     Woods Hatcher, solicitors and attorneys, of 29 Dreamworid Parkway, Coomera, Queensland HEREBY UNDERTAKE that upon completion of the Contract of Sale dated 5 December 2005 made between Australian Agricultural and Property Management Limited (ACN 078 564 799) of 159 Union Road Surrey Hills, Victoria 3127 and Walker Corporation Pty Limited (ACM 001 176 263) and varied by Deed of Variation dated 6 December 2006 in accordance with the attached Irrevocable Authority to Pay to pay the proceeds of Sale in priority as follows:

     a) First, to RMBL Investments Ltd (ACN 004 493 789) such amount had is required to discharge the existing mortgages numbered 707741895 and 708078711

     b)   Secondly, the sum of $3,500,000 to Gardens Lawyers Trust Account.

     c) Thirdly, after due and proper payment of the amounts referred to in paragraphs (a) and (b) above, to the Company or as it directs.

     Woods Hatcher FURTHER UNDERTAKE to do all things necessary to give effect to this Irrevocable Undertaking and the Irrevocable Authority to Pay from Australian Agricultural and Property Management Ltd (AGN 078 564 799) a copy of which is attached.

     Dated           December 2006


     ----------------------------
     Woods Hatcher
     Solicitors & Attorneys